SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 18, 2000

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                     033-99514               41-1810301
(State of Incorporation)      (Commission File Number)     (IRS Employer
                                                            Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.        Financial Statements and Exhibits

                Ex. 20a Series 1996-1 December Certificateholders' Statement

                Ex. 20b Series 1997-1 December Certificateholders' Statement

                Ex. 20c Series 1997-2 December Certificateholders' Statement

                Ex. 20d Series 1998-2 December Securityholders'  Statement

                Ex. 20e Series 1998-3 December Securityholders' Statement

                Ex. 20f Series 1999-1 December Securityholders' Statement

                Ex. 20g Series 1999-2 December Securityholders' Statement

                Ex. 20h Series 1999-3 December Securityholders' Statement


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS RECEIVABLES, INC.



                              By /s/
                                   Paul T. Runice
                                   Senior Vice President and Treasurer




Dated:  January 18, 2000